Goodwill	12 Months Ended
Dec. 31, 2023
Intangible assets and goodwill [abstract]
Goodwill [Text Block]

13. Goodwill

The following table summarizes changes in goodwill:

Balance, January 1, 2023	$-
Goodwill recognized on business combination (note 5)	75,205
Effects of changes in foreign exchange	80
Balance, December 31, 2023	$75,285

Goodwill resulted from purchase price allocation associated with the Copper Mountain acquisition (note 5).

As of December 31, 2023 all goodwill relates to the British Columbia CGU. Goodwill is tested for impairment annually on December 31 or when circumstances indicate that the carrying value may not be recoverable. Goodwill impairment is determined by assessing the recoverable amount of the CGU.

For the impairment test completed at December 31, 2023, Fair Value Less Cost of Disposal, ("FVLCD") was used to determine the recoverable amount since it is higher than value in use. FVLCD was calculated using discounted after-tax cash flows based on cash flow projections and assumptions in Hudbay's most current LOM. The fair value measurement in its entirety is categorized as Level 3 based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value. LOM plans are based on optimized mine and processing plans and the assessment of capital expenditure requirements of a mine site.

Management used judgement in determining estimates and assumptions with respect to discount rates, future production levels including amounts of recoverable reserves, resources and exploration potential, operating and capital costs, long-term metal prices, value of mineral resources not included in the LOM plan and future foreign exchange rates. Metal pricing assumptions were based on consensus forecast pricing, and the discount rates were based on a weighted average cost of capital, adjusted for country risk and other risks specific to the CGU. Cash flows were projected through to 2043. Changes in any of the assumptions or estimates used in determining the fair values could impact the impairment analysis.

The discount rate was based on the CGU's weighted average cost of capital, of which the two main components are the cost of equity and the after-tax cost of debt. Cost of equity was calculated based on the capital asset pricing model, incorporating the risk-free rate of return based on the Canadian Government's marketable bond yields as at the valuation date, the Company's beta coefficient adjustment to the market equity risk premium based on the volatility of the Company's return in relation to that of a comparable market portfolio, plus a country risk premium, size premium and company-specific risk factor. Cost of debt was determined by applying an appropriate market indication of the Company's borrowing capabilities and the corporate income tax rate applicable to the segment's jurisdiction. A real discount rate of 7.25% for the British Columbia CGU was used to calculate the estimated after- tax discounted future net cash flows, commensurate with its individual estimated level of risk.

Commodity prices used in the impairment assessment were determined by reference to external market participant sources. The key commodity price for this assessment is the price of copper. The cash flow calculations were based on estimates of future production levels applying forecasts for metal prices, which included forecasts for each year from 2024 to 2028 and long-term forecasts for years beginning in 2029. The cash flow calculations utilized a copper price of $3.75/lb starting in 2024. The cash flow calculations utilized a long-term copper price of $4.00/lb, and capital, operating and reclamation costs based on the most current LOM plans. A value of $311,000 was utilized to estimate the value of mineral resources not included in the LOM plan.

Expected future cash flows used to determine the FVLCD in the impairment test are inherently uncertain and could materially change over time. The Company has conducted an analysis of the sensitivity of the impairment test to changes in the key assumptions used to determine the recoverable amount for the CGUs to which goodwill is allocated. Management believes that any reasonably possible change in the key assumptions on which the recoverable amount is based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the related CGU.

The estimated recoverable amount of the British Columbia CGU including goodwill exceeded its carrying amount as at December 31, 2023, accordingly no impairment was recorded.